SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2007

                             Oritani Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

   United States                    001-33223                     22-3617996
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(State or other jurisdiction  (Commission File No.)            (IRS Employer
of incorporation)                                            Identification No.)



370 Pascack Road, Township of Washington                             07676
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (201) 664-5400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01       Other Events.

     On January 12, 2007, Oritani Financial Corp. (the "Company") issued a press release announcing the results of the Company's minority stock offering. The stock offering is expected to close on January 23, 2007, and the shares of the Company's common stock are expected to begin trading on the Nasdaq Global Market under the symbol "ORIT" beginning on Wednesday, January 24, 2007. A copy of the press release dated January 12, 2007, giving details of the closing of the stock offering, is attached as Exhibit 99 to this report.

Item 9.01       Financial Statements and Exhibits.

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Not Applicable.

(d)     Exhibits.

                Exhibit No.             Description
                -----------             -----------

                     99                 Press release dated January 12, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ORITANI FINANCIAL CORP.


DATE:  January 12, 2007                By: /s/ Kevin J. Lynch
                                           -----------------------------------
                                           Kevin J. Lynch
                                           President and Chief Executive Officer